EXHIBIT 21

LIST OF SUBSIDIARIES

The following is a list of the Registrant’s subsidiaries at December 31, 2011, other than certain inactive subsidiaries that did not in the aggregate constitute a significant subsidiary.

Name	Jurisdiction of Formation
Armand Products Company	Delaware
Bravo Pipeline Company	Delaware
Carbocloro S.A. Industrias Quimicas	Brazil
Centurion Pipeline GP, Inc.	Delaware
Centurion Pipeline L.P.	Delaware
Centurion Pipeline LP, Inc.	Delaware
D.S. Ventures, Inc.	Texas
DMM Financial LLC	Delaware
EHPP Holdings Inc.	Delaware
Elk Hills Power, LLC	Delaware
Glenn Springs Holdings, Inc.	Delaware
INDSPEC Chemical Corporation	Delaware
INDSPEC Holding Corporation	Delaware
Ingleside Cogeneration GP 2, Inc.	Delaware
Ingleside Cogeneration GP, Inc.	Delaware
Ingleside Cogeneration Limited Partnership	Delaware
Joslyn Partnership	Alberta, Canada
Laguna Petroleum Corporation	Texas
Marico Exploration, Inc.	New Mexico
MC2 Technologies Inc.	Delaware
Moncrief Minerals Partnership, L.P.	Texas
MTD Pipeline LLC	Delaware
Natural Gas Odorizing, Inc.	Oklahoma
New Eastport LLC	Delaware
New Eastport Services, Inc.	Delaware
NGL Ventures LLC	Delaware
Occidental Al Hosn, LLC	Delaware
Occidental (Bermuda) Ltd.	Bermuda
Occidental (East Shabwa), LLC	Nevis
Occidental Andina, LLC	Delaware
Occidental Canada Holdings Ltd.	Nova Scotia
Occidental Chemical Chile Limitada	Chile
Occidental Chemical Corporation	New York
Occidental Chemical Holding Corporation	California
Occidental Chemical Nevis, Inc.	Nevis
Occidental Chile Investments, LLC	Delaware
Occidental Colombia (Series G) Ltd.	Bermuda
Occidental Colombia (Series J) Ltd.	Bermuda
Occidental Crude Sales, Inc. (International)	Delaware
Occidental Crude Sales, LLC (South America)	Delaware
Occidental de Colombia, LLC	Delaware
Occidental del Ecuador, Inc.	Nevis
Occidental Dolphin Holdings Ltd.	Bermuda
Occidental Energy Marketing, Inc.	Delaware
Occidental Energy Ventures Corp.	Delaware
Occidental Exploration and Production Company	California
Occidental International (Libya), Inc.	Delaware
Occidental International Exploration and Production Company	California
Occidental International Holdings Ltd.	Bermuda
Occidental International Oil and Gas Ltd.	Bermuda

EXHIBIT 21 (cont'd)

Name	Jurisdiction of Formation
Occidental International Services, Inc.	Delaware
Occidental Joslyn GP 1 Co.	Nova Scotia
Occidental Joslyn GP 2 Co.	Nova Scotia
Occidental Karawan Holding Ltd.	Bermuda
Occidental Karawan, LLC	Delaware
Occidental Latin America Holdings, Inc.	Delaware
Occidental Libya Oil & Gas B.V.	The Netherlands
Occidental Mukhaizna, LLC	Delaware
Occidental of Abu Dhabi Ltd.	Bermuda
Occidental of Abu Dhabi, LLC	Delaware
Occidental of Bahrain (Block 1) Ltd.	Bermuda
Occidental of Bahrain (Block 3) Ltd.	Bermuda
Occidental of Bahrain (Block 4) Ltd.	Bermuda
Occidental of Bahrain (JOC Holding) LLC	Delaware
Occidental of Bahrain (Offshore), LLC	Delaware
Occidental of Bahrain Deep Gas, LLC	Delaware
Occidental of Bahrain Ltd.	Bermuda
Occidental of Bahrain Onshore Deep Gas, Ltd.	Bermuda
Occidental of Elk Hills, Inc.	Delaware
Occidental of Iraq Holdings Ltd.	Bermuda
Occidental of Iraq, LLC	Delaware
Occidental of Oman, Inc.	Nevis
Occidental of Yemen (Block 75), LLC	Delaware
Occidental of Yemen (Block S-1), Inc.	Cayman Islands
Occidental of Yemen Holdings (Block 75) Ltd.	Bermuda
Occidental Oil and Gas Corporation	Texas
Occidental Oil and Gas Holding Corporation	California
Occidental Oil and Gas International, LLC	Delaware
Occidental Oil Asia Pte. Ltd.	Singapore
Occidental Oman Gas Company LLC	Delaware
Occidental Oman Gas Holdings Ltd.	Bermuda
Occidental OOOI Holder, Inc.	Delaware
Occidental Overseas Holdings BV	The Netherlands
Occidental Overseas Operations, Inc.	Delaware
Occidental Peninsula II, Inc.	Nevis
Occidental Peninsula, LLC	Delaware
Occidental Permian Ltd.	Texas
Occidental Permian Manager LLC	Delaware
Occidental Petroleum Investment Co.	California
Occidental Petroleum of Oman Ltd.	Nevis
Occidental Petroleum of Qatar Ltd.	Bermuda
Occidental Power Marketing, L.P.	Delaware
Occidental Power Services, Inc.	Delaware
Occidental PVC, LLC	Delaware
Occidental Qatar Energy Company LLC	Delaware
Occidental Quimica do Brasil Ltda.	Brazil
Occidental Resources Company	Cayman Islands
Occidental Shah Gas Holdings Ltd.	Bermuda
Occidental Tower Corporation	Delaware
Occidental Transportation Holding Corporation	Delaware
Occidental Yemen Ltd.	Bermuda
OOG Partner LLC	Delaware
OOOI Chem Sub, LLC	Delaware
OOOI Chemical International, LLC	Delaware
OOOI Chemical Management, Inc.	Delaware
OOOI Chile Holder, Inc.	Nevis

EXHIBIT 21 (cont'd)

Name	Jurisdiction of Formation
OOOI Oil and Gas Management, Inc.	Delaware
OOOI Oil and Gas Sub, LLC	Delaware
Oxy Cogeneration Holding Company, Inc.	Delaware
Oxy Colombia Holdings, Inc.	Delaware
OXY CV Pipeline LLC	Delaware
Oxy Dolphin E&P, LLC	Nevis
Oxy Dolphin Pipeline, LLC	Nevis
Oxy Energy Canada, Inc.	Delaware
Oxy Energy Services, Inc.	Delaware
Oxy Holding Company (Pipeline), Inc.	Delaware
OXY Libya E&P Concession 103 Ltd.	Bermuda
OXY Libya E&P EPSA 102 B.V.	The Netherlands
OXY Libya E&P EPSA 1981 Ltd.	Bermuda
OXY Libya E&P EPSA 1985 Ltd.	Bermuda
OXY Libya E&P NC 143, 144, 145, 150 B.V.	The Netherlands
OXY Libya, LLC	Delaware
OXY Little Knife, LLC	Delaware
OXY Long Beach, Inc.	Delaware
OXY LPG LLC	Delaware
Oxy Midstream Strategic Development LLC	Delaware
OXY Oil Partners, Inc.	Delaware
Oxy Oleoducto SOP, LLC	Delaware
Oxy Overseas Services Ltd.	Bermuda
OXY PBLP Holder, Inc.	Delaware
OXY PBLP Manager, LLC	Delaware
Oxy Pipeline I Company	Delaware
OXY Support Services, LLC	Delaware
OXY Tidelands, Inc.	Delaware
Oxy Transport I Company	Delaware
OXY USA Inc.	Delaware
OXY USA WTP LP	Delaware
Oxy Vinyls Canada Co.	Nova Scotia
Oxy Vinyls, LP	Delaware
OXY VPP Investments, Inc.	Delaware
Oxy Westwood Corporation	California
OXY Wilmington, LLC	Delaware
Oxy Y-1 Company	New Mexico
Oxycol Holder Ltd.	Bermuda
OXYMAR	Texas
Permian Basin Limited Partnership	Delaware
Permian VPP Holder, LP	Delaware
Permian VPP Manager, LLC	Delaware
Phibro (Asia) Pte. Ltd.	Singapore
Phibro Clearing LLC	Delaware
Phibro Commodities Limited	United Kingdom
Phibro GmbH	Switzerland
Phibro LLC	Delaware
Phibro Limited	United Kingdom
Phibro Service LLC	Delaware
Phibro Trading LLC	Delaware
Placid Oil Company	Delaware
Rio de Viento, Inc.	Wyoming
Scanports Ltd.	United Kingdom
Scanports Shipping, Inc.	Delaware
Shipalks Shipping Ltd.	United Kingdom
Tenby, Inc.	California

EXHIBIT 21 (cont'd)

Name	Jurisdiction of Formation
Thums Long Beach Company	Delaware
Turavent Oil AG	Switzerland
Vintage Petroleum Boliviana, Ltd.	Bermuda
Vintage Petroleum International Finance B.V.	Netherlands
Vintage Petroleum International Holdings, Inc.	Delaware
Vintage Petroleum International Ventures, Inc.	Cayman Islands
Vintage Petroleum International, Inc.	Oklahoma
Vintage Petroleum South America Holdings, Inc.	Cayman Islands
Vintage Petroleum South America, LLC	Oklahoma
Vintage Petroleum, LLC	Delaware
Vintage Production California LLC	Delaware